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                               KEYCORP DIRECTORS'
                               STOCK OPTION PLAN

  1. PURPOSE OF THE PLAN. The purpose of the KeyCorp Directors' Stock Option Plan is to encourage directors to acquire a larger stock ownership in KeyCorp, thus increasing their proprietary interest in the business and increasing their incentive to continue active service as a Director in the interest of KeyCorp and all its shareholders. Accordingly, KeyCorp will from time to time during the term of the Plan grant to Directors Options to purchase shares of Common Stock of KeyCorp subject to the conditions hereinafter provided.

  2. DEFINITIONS. Unless the context clearly indicates otherwise, the following terms have the meanings set forth below.

  "Board of Directors" means the Board of Directors of KeyCorp.

  "Code" means the Internal Revenue Code of 1986, as amended.

  "Committee" means the Compensation Committee of the Board of Directors.

  "Common Stock" means the Common Stock of KeyCorp, $5 par value.

  "Director" means a member of the Board of Directors of KeyCorp.

  "Grant Date" as used with respect to a particular Option, means the date as of which such Option is granted by the Committee pursuant to the Plan.

  "Optionee" means the Director to which an Option is granted by the Committee pursuant to the Plan.

  "Option" means the right, granted by the Committee pursuant to Section 5 of the Plan, to purchase shares of Common Stock.

  "Plan" means this KeyCorp Directors' Stock Option Plan as it may be amended from time to time.

  "Total and Permanent Disability" as applied to an Optionee, means that the Optionee (i) has established to the satisfaction of the Committee that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental

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impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 22(e)(3) of the Code); and (ii) has satisfied any other requirement imposed by the Committee.

  3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a Committee composed of three or more Directors who are appointed by the Board of Directors of KeyCorp as the board's Compensation Committee and who may be members of the Committee appointed to administer the KeyCorp Stock Option Plan which became effective April 18, 1984. The Board may from time to time remove members from or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall select one of the Committee's members as Chairman. The Committee shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, as may be set out in the By-Laws of KeyCorp as applicable to the Executive Committee and as prescribed by the Committee itself. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business. Acts reduced to or approved in writing by a majority of the members of the Committee then serving shall be the valid acts of the Committee. A member of the Committee shall be eligible to be granted Options under this Plan while a member of the Committee.

  The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by the Board.

  Any determination, decision or action of the Committee provided for in the Plan may be made or taken by action of the Board if it so determines, with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Option granted under the Plan. The fact that a member of the Board shall at the time be, or shall theretofore have been or thereafter may be, a person who has received or is eligible to receive an Option shall not disqualify him or her from taking part in and





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voting at any time as a member of the Board in favor of or against any amendment or repeal of the Plan.

  4.  STOCK SUBJECT TO THE PLAN.

  (a) The stock to be issued upon exercise of Options granted under the Plan shall be KeyCorp's Common Stock which shall be made available, at the discretion of the Board, either from authorized but unissued Common Stock or from Common Stock reacquired by KeyCorp, including shares purchased in the open market. The aggregate number of shares of Common Stock which may be issued under or subject to Options granted under this Plan shall not exceed 500,000 shares and the aggregate number of shares of Common Stock which may be issued under or subject to Options granted under this Plan to any one individual shall not exceed 25,000 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 15 of the Plan.

  (b) In the event that any outstanding Option or portion thereof under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be made subject to Option under the Plan.

  5. GRANT OF OPTIONS. All Options granted under this Plan shall not be "Qualified Stock Options" for purposes of the Code.

  6. OPTION PRICE. The purchase price per share of each share of Common Stock which is subject to an Option shall be 100 percent of the fair market value of a share of Common Stock on the date the Option is granted. For purposes of the Plan, the fair market value of a share of Common Stock shall be equal to the fair market value of a share of Common Stock as reported for trading on the New York Stock Exchange (or such other national securities exchange on which the Common Stock may be principally traded) on the date the Option is granted. The fair market value shall be the highest closing price of Common Stock on such stock exchange or exchanges on the day the Option is granted or, in the event that no sale of Common Stock has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred. During such time as Common Stock is not listed on a national securities exchange, fair market value per share shall be the mean between the closing dealer "bid" and "ask" prices for Common Stock as quoted by NASDAQ for the day of the grant, and if no "bid" and "ask" prices are quoted for the day of the grant, the fair market value





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shall be determined by reference to such prices on the next preceding day on which such prices were quoted. In the event that Common Stock is not traded on a national securities stock exchange, and no closing dealer "bid" and "ask" prices are available, then the fair market value of one share of Common Stock on the day the Option is granted shall be determined by the Committee in good faith. The purchase price shall be subject to adjustment only as provided in
Section 15 of the Plan.

  7.  ELIGIBILITY OF OPTIONEES.

  (a) Options on 3,500 shares of KeyCorp common stock shall be granted annually at a meeting of the Board of Directors to be held on the third Thursday of March, commencing on March 19, 1992, to those persons who are then Directors of KeyCorp, except that no one individual shall be granted Options in an aggregate of more than 25,000 shares, and except that if the Executive Vice President and General Counsel of KeyCorp determines in his sole discretion that on such date KeyCorp is in possession of material non-public information concerning its affairs, such grant shall be delayed until the third day on which trading occurs on the New York Stock Exchange following the public dissemination of such information or the date of an event which renders such information immaterial.

  (b) Subject to the terms of the Plan, and subject to review by the Board, the Committee shall have exclusive jurisdiction (i) to determine the dates on which, or the time periods during which, the Option may be exercised, (ii) to determine the purchase price of the shares subject to each Option in accordance with Section 6 of the Plan and (iii) to prescribe the form, which shall be consistent with the Plan, of the instrument evidencing any Options granted under the Plan.

  (c) Neither anything contained in the Plan or in any document under the Plan nor the grant of any Option under the Plan shall confer upon any Optionee any right to continue as a Director of KeyCorp or limit in any respect the right of KeyCorp's shareholders to terminate the Optionee's directorship at any time and for any reason.

  8. NON-TRANSFERABILITY OF OPTIONS. No Option granted under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of an Optionee the Option shall be exercisable only by such Optionee.





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  9.  TERM AND EXERCISE OF OPTIONS.

  (a) Each Option granted under the Plan shall terminate on the date which is 10 years after the date of grant. The Committee at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's service as a Director, except as provided in Sections 10 and 11 of the Plan.

  (b) A person electing to exercise an Option shall give written notice to KeyCorp of such election and of the number of shares he or she has elected to purchase, in such forms as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price shall be paid in full in cash upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his or her Option by tendering to KeyCorp shares of Common Stock owned by him or her and having a fair market value equal to the cash exercise price applicable to his or her Option, with the then fair market value of such stock to be determined in the same manner as provided in Section 6 of the Plan with respect to the determination of the fair market value of Common Stock on the date an Option is granted.

  (c) An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his or her Option until the date the stock certificate is issued evidencing ownership of the shares. No adjustments shall be made for dividends (ordinary or extraordinary), whether in cash, securities or other property, or distributions or other rights, for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15 hereof.

  10. TERMINATION OF DIRECTORSHIP. If an Optionee's status as a Director ceases for any reason other than death, any Option granted to him or her under the Plan shall terminate, and all rights under the Option shall cease, except

  (a) In the case of a Stock Option held by an Optionee who is not permanently and totally disabled (within the meaning of Section 22(e)3 of the Code), such Stock Option shall terminate three months after the termination of employment.





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  (b)  In the case of a Stock Option held by an Optionee who is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), such Stock Option shall terminate 12 months after the termination of employment.

  (c) The foregoing notwithstanding, no Option shall be exercisable after its expiration date.

  11. DEATH OF OPTIONEE. If an Optionee dies while serving as a Director, or after cessation of such service, but within the period during which he or she could have exercised the Option under Section 10 of the Plan, then the Option may be exercised by the executors or administrators of the Optionee's estate or by an person or person who have acquired the Option directly from the Optionee by bequest or inheritance, within a period prescribed by the Committee after the Optionee's death, except that no Option shall be exercisable after its expiration date.

  12. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding Options granted under the Plan, but no such modification shall alter or modify the amount or purchase price of the shares subject to such Option (except pursuant to Section 15 of the Plan) or the timing of the award of such Option. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

  13. PERIOD IN WHICH OPTION MAY BE GRANTED. Options may be granted pursuant to the Plan at any time on or before April 30, 1997.

  14. AMENDMENT OR TERMINATION OF THE PLAN. The Board may at any time terminate, amend, modify or suspend the Plan, provided that, without the approval of the shareholders of KeyCorp, no amendment or modification shall be made by the Board which:

  (a) Increases the maximum number of shares as to which Options may be granted under the Plan;

  (b)  Alters the method by which the Option price is determined;

  (c) Extends any Option for a period longer than 10 years after the date of grant;





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(d)  Materially modifies the requirements as to eligibility for participation in the Plan; or

  (e) Amends Paragraphs 7(a) or 7(b) at intervals more frequent than once every six months except to the extent necessary to comport with changes in the federal Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

  (f)  Alters this Section 14 so as to defeat its purpose.

Further, no amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

  15.  CHANGES IN CAPITALIZATION.

  (a) In the event that the shares of KeyCorp, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of KeyCorp or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, stock split, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provision of Subsection (c) below, there shall be substituted for or added to each share of stock of KeyCorp which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of KeyCorp shall be so changed or for which each such share shall be exchanged to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

  (b) If there shall be any other change in the number or kind of the outstanding shares of the stock of KeyCorp, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, and if the Board or the Committee (as the case may be), shall in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.





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  (c)  A dissolution or liquidation of KeyCorp or a merger or consolidation in which KeyCorp is not the surviving corporation, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own Options in either event, the Board or the Committee (as the case may be) shall have the right to accelerate the time within which the Option may be exercised.

  (d) Fractional shares resulting from any adjustment in Options pursuant to this Section 15 may be settled as the Board or the Committee (as the case may be) shall determine.

  (e) To the extent that the foregoing adjustments relate to stock or securities of KeyCorp such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by KeyCorp to each holder of an Option which shall have been so adjusted.

  (f) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of KeyCorp to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to concentrate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

  16.  LISTING AND REGISTRATION OF SHARES.

  (a) No Option granted pursuant to the Plan shall be exercisable in whole or in part if at any time the Board or the Committee (as the case may be) shall determine in its discretion that the listing, registration or qualification of the shares of Common Stock subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

  (b) If a registration statement under the Securities Act of 1933 with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares the person exercising such Option





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shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. KeyCorp may place upon any stock certificate for shares issuable upon exercise of such Option the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or other applicable law:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR KEYCORP THAT REGISTRATION IS NOT REQUIRED.

                          17.  PLAN EFFECTIVE DATE.  The Plan will be submitted
to KeyCorp's shareholder for their approval at the shareholder's meeting to be held on April 30, 1987 and if approved by a majority vote of the shareholders, will become effective upon such approval. Unless sooner terminated by the Board, the Plan will terminate ten years from its effective date and no Options may be granted under the Plan after such termination date.





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